SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [  X  ]
Filed by a party other than the registrant [       ]
Check the appropriate box:
[   ]   Preliminary proxy statement
[   ]   Confidential, for use of the Commission only (as permitted by
        Rule 14a-6(e)(2)
[ X ]   Definitive proxy statement
[   ]   Definitive additional materials

[   ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FIRST CHARTER CORPORATION
                (Name of Registrant as Specified in Its Charter)

                            FIRST CHARTER CORPORATION

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (1) (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:


         (5) Total Fee Paid:

[   ]    Fee paid previously with preliminary materials.


[   ]    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount previously paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed :

                            FIRST CHARTER CORPORATION
                             22 Union Street, North
                          Concord, North Carolina 28025

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          to be held on April 29, 1997

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of First Charter Corporation will be held at the Cabarrus Country Club, located on Weddington Road NW, Concord, North Carolina, on Tuesday, April 29, 1997, at 3:00 p.m., for the following purposes:

         1. To elect five directors for terms expiring in 2000 and one director for a term expiring in 1998.

         2. To consider and vote upon a proposal to approve the adoption of the Corporation's Stock Option Plan for Non-Employee Directors,

         3. To consider and vote upon a proposal to approve the adoption of the Corporation's 1998 Employee Stock Purchase Plan;

         4. To ratify the action of the Board of Directors in selecting KPMG Peat Marwick LLP as independent public accountants to audit the books of the Corporation for the current year; and

         5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Pursuant to the provisions of the North Carolina Business Corporation Act, February 21, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at such Annual Meeting and, accordingly, only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at such meeting and at any adjournment or adjournments thereof.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please sign, date and return the accompanying proxy promptly, so that your shares may be represented and voted at the Annual Meeting. A return envelope is enclosed for your convenience.

                                     By order of the Board of Directors,



                                     James W. Townsend, Jr.
                                     Secretary
March 5 , 1997

                            FIRST CHARTER CORPORATION
                             22 Union Street, North
                          Concord, North Carolina 28025

                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------

                       1997 Annual Meeting of Shareholders
                          to be held on April 29, 1997

         The following proxy statement, first mailed or delivered to security holders on or about March 5, 1997, is furnished in connection with the solicitation by the Board of Directors of First Charter Corporation (the "Corporation") of proxies for the Annual Meeting of Shareholders of the Corporation to be held on April 29, 1997 at 3:00 p.m. at the Cabarrus Country Club, located on Weddington Road NW, Concord, North Carolina, and at any adjournment or adjournments thereof (the "Annual Meeting"). The principal executive offices of the Corporation are located at 22 Union Street, North, Concord, North Carolina 28025. The Corporation's telephone number is (704) 786-3300. The Corporation owns all of the outstanding capital stock of First
Charter National Bank, a national banking association ("FCNB"), and Bank of Union, a North Carolina state-chartered commercial bank ("Union").

         The accompanying form of proxy is for use at the Annual Meeting if a shareholder either will be unable to attend in person or will attend but wishes to vote by proxy. The proxy may be revoked in writing by the person giving it at any time before it is exercised by notice to the Secretary of the Corporation or by submitting a proxy having a later date, or it may be revoked by such person appearing at the Annual Meeting and electing to vote in person. All shares of the Corporation's common stock, $5.00 par value (the "Common Stock"), represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. Where specifications are not made, proxies will be voted in favor of
(i) electing as directors of the Corporation the six nominees named in this Proxy Statement, (ii) approving the Corporation's Stock Option Plan for Non-Employee Directors, (iii) approving the Corporation's 1998 Employee Stock Purchase Plan, and (iv) ratifying the action of the Board of Directors in selecting KPMG Peat Marwick LLP to audit the books of the Corporation for the current year, and will be voted in the discretion of the proxy holders on any other matters presented at the Annual Meeting.

         The entire cost of soliciting these proxies will be borne by the Corporation. In following up the original solicitation of the proxies by mail, the Corporation will request brokers and others to send proxies and proxy material to the beneficial owners of the Common Stock and will reimburse them for their expenses in so doing. If necessary, the Corporation may also use one or more of its regular employees, who will not be specially compensated therefor, to solicit proxies from the shareholders, either in person, by telephone or by mail.

         Pursuant to the provisions of the North Carolina Business Corporation Act, as amended (the "Business Corporation Act"), February 21, 1997 has been fixed as the record date in connection  with  the  Annual  Meeting  and,  accordingly,  only  holders of the
6,310,235   outstanding   shares   of  Common  Stock  of  record  at  the  close
of business on that date will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each of the matters to be voted upon at the Annual Meeting, except that shares held by FCNB, whether or not held in a fiduciary capacity, may not be voted by FCNB in the election of directors. The holders of a majority of the outstanding shares entitled to be cast on a matter must be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business on that matter. In accordance with North Carolina law, votes withheld from director nominees and abstentions from voting will be counted for purposes of determining whether a quorum has been reached at the Annual Meeting. Furthermore, pursuant to the rules of certain national securities exchanges or associations, a broker holding shares of Common Stock in nominee or "street" name must in certain circumstances obtain specific voting instructions from beneficial owners of such shares in order to vote such shares. Any such shares represented by a duly executed proxy returned by a broker will be counted for purposes of determining whether a quorum exists, even if such shares are not voted in certain matters where voting instructions were not received ("broker non-votes").

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth each shareholder known to the Corporation to beneficially own more than 5% of the outstanding shares of the Common Stock as of December 31, 1996. The Common Stock is the only class of equity securities of the Corporation outstanding.

                                                                                Shares
                                                                       Beneficially Owned (1)
                                                                       ----------------------
                                                                                          Percent of
         Name and Address                                            Number                   Class
         ----------------                                            ------                   -----
         First Union National Bank
         of North Carolina
         Capital Management Group
         401 South Tryon Street
         Charlotte, North Carolina 28202                             376,690 (2)                  6.0%

         First Charter National Bank
         Post Office Box 228
         Concord, North Carolina 28025                               764,466 (3)                 12.1%

----------
(1) Unless otherwise noted, all shares of Common Stock set forth in the table are directly owned, with sole voting and investment power, by such shareholder. The Corporation has obtained certain of the information from schedules filed with the Securities and Exchange Commission pursuant to Section 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) Includes 309,432 shares held in various fiduciary capacities with respect to which First Union National Bank has shared voting power and 67,258 shares held in various fiduciary capacities with respect to which it has sole voting power. First Union National Bank has shared investment power with regard to 351,710 shares and sole investment power with regard to 24,980 shares.

(3) Includes 688,301 shares held in various fiduciary capacities with respect to which FCNB has sole voting power and 76,165 shares held in various fiduciary capacities with respect to which it has shared voting power. FCNB has sole investment power with respect to 89,135 shares and shared investment power with respect to 81,694 shares.

                              ELECTION OF DIRECTORS

         Under the Corporation's Articles of Incorporation and Bylaws, the Board of Directors of the Corporation shall have not fewer than five nor more than twenty-five members as determined from time to time by not less than 75% of the members of the Board of Directors or by the shareholders of the Corporation, and the directors shall be divided into three classes having staggered three-year terms. The Board of Directors has set the number of directors at seventeen. The Corporation's Bylaws provide that the term of a director shall expire at the first shareholders' meeting following the date on which such director reaches age 70.

         The terms of six directors expire at the Annual Meeting, five of whom are serving three-year terms which expire in 1997 and one of whom is serving a one-year term which expires in 1997. The Board has nominated for re-election the six members of the Board of Directors whose terms expire at the Annual Meeting and are eligible for re-election. Five of such members have been nominated to serve for three-year terms expiring in 2000; Mr. Branson C. Jones, whose tenure as a director will expire at the 1998 Annual Meeting of Shareholders pursuant to the Corporation's mandatory retirement age policy, has been nominated to serve for a one-year term expiring in 1998. It is intended that the persons named in the accompanying form of proxy will vote to elect the five nominees listed below as directors for three-year terms to expire in 2000, and the one nominee listed below as director for a one-year term to expire in 1998, in each case unless authority to so vote is withheld. Each nominee, if elected, will serve until the Annual Meeting of Shareholders held in 1998 or 2000, as applicable or until such person's earlier resignation or retirement, or until his successor shall be elected and shall qualify to serve. Although management expects that each of the nominees will be available for election, if a vacancy in the slate of nominees is caused by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the persons named in the proxy. Directors will be elected by a plurality of the votes cast. Accordingly, neither votes withheld from director nominees nor broker non-votes, if any, will have the effect of a "negative" vote with respect to the election of directors. The Board of Directors recommends a vote FOR all of the nominees for election as directors.

         The names of the nominees for election to the Board of Directors and of the continuing directors, their ages, their principal occupations or employment for the past five years, and certain other information with respect to such persons is set forth below.

                 Nominees for Three-Year Terms Expiring in 2000

JANE B.  BROWN,  age 65, is a private  investor.  She has been a director  since
1986.

MICHAEL R. COLTRANE, age 50, is the President and Chief Executive Officer of CT Communications, Inc., a North Carolina telecommunications company. Mr. Coltrane served as director of the Corporation from 1983 until 1985, and has currently served as a director since 1988. Mr. Coltrane also serves as a director of CT Communications, Inc., and a director of US Intelco Holdings, Inc.

J. ROY DAVIS, JR., age 63, is the Chairman of the Board of the Corporation and FCNB. He is also the principal owner and Chief Executive Officer of S&D Coffee, Inc., a coffee roasting and beverage distribution firm. He has been a director since 1983.

JAMES B. FINCHER, age 67, is the owner and President of Mineral Springs Milling and Farm Supplies, Inc., a provider of wholesale and retail agricultural supplies. Mr. Fincher is also the owner and Vice President of Frontier Meat Processing, Inc., and Vice President of FAFCO, Inc., a real estate development and rental company. Mr. Fincher has been a director since 1995.

HUGH H. MORRISON, age 49, is the President of E. L. Morrison Co., Inc., a retail building supply company. He has been a director since 1985.

                   Nominee for One-Year Term Expiring in 1998

BRANSON C. JONES, age 69, is Industry Consultant and Advisor of Oiles America Corp., a manufacturer of automobile bearings. Mr. Jones has been a director since 1983.

                      Directors With Terms Expiring in 1998

J. KNOX HILLMAN, JR., age 55, is the principal owner and Chief Executive Officer of Shuford Insurance Agency, Inc., a general insurance agency. He has been a director since 1984.

LAWRENCE M. KIMBROUGH, age 56, is the President and Chief Executive Officer of the Corporation and FCNB. He has been a director since 1986.

DR. JERRY E. McGEE, age 54, is President of Wingate University. Prior to being President of Wingate University, Dr. McGee served as Vice President for Development at Furman University. Dr. McGee has been a director since 1995.

ROBERT F. LOWRANCE, age 48, is the owner of A&A Realty Company, a company involved in retail and commercial real estate sales and development. He has been a director since 1986.

ROBERT L. WALL, age 65, served as President of Cabarrus Memorial Hospital until February 28, 1994, at which time he retired. He has been a director since 1983.

JAMES B. WIDENHOUSE, age 69, is a private investor. He has been a director since 1983.

                      Directors With Terms Expiring in 1999

WILLIAM R. BLACK, age 48, is a medical doctor specializing in oncology. He has been a director since 1990.

GRADY S. CARPENTER, age 68, is the President of Security Oil Company, Inc., a wholesale oil distributor. He has been a director since 1986.

H. CLARK GOODWIN, age 62, is the President and Chief Executive Officer of Union. Mr. Goodwin has been a director since 1995.

FRANK H. HAWFIELD, JR., age 63, is the Chairman of the Board of Union. Mr. Hawfield is also the owner of Firestone Home and Auto Supply Store. Mr. Hawfield has been a director since 1995.

T. DAVID PROPST, age 46, is the President of Earl's Tire Store, Inc. He has been a director since 1986.

         No family relationship as close as first cousin exists among the directors, nominees for director or executive officers of the Corporation.

Compensation of Directors

         During 1996, each director of the Corporation who was not employed by the Corporation or its subsidiaries was paid $400 for each meeting of the Board of Directors of the Corporation which he or she attended and $200 for each Corporation committee meeting he or she attended. The Corporation also maintains the Deferred Compensation Plan for Non-Employee Directors (the "Deferred Compensation Plan"), pursuant to which directors, who are not also employees of the Corporation or a subsidiary, may elect to defer all or a portion of such director fees. Such deferred fees may be invested in a cash account, which is credited with interest at an annual rate equal to FCNB's Prime Rate, or in a stock-based account, in which the participant will be credited with units based on the value of shares of Common Stock of the Corporation. Amounts invested in the stock account are credited with additional amounts representing the value of dividends declared from time to time by the Corporation. Under the Deferred Compensation Plan, a participant may elect to receive amounts (payable in cash only) in a lump sum or in equal installments over five years, following the participant's death, disability, retirement from the Board of Directors or any other date selected by the participant which is at least six months following the participant's election date.

         The Board of Directors of the Corporation has also adopted the Stock Option Plan for Non-Employee Directors ("the Director Plan"), subject to shareholder approval of the Director Plan at the Annual Meeting. See "Approval of the First Charter Corporation Stock Option Plan for Non-Employee Directors" for a description of the general terms and provisions of the Director Plan. Pursuant to the Director Plan, and subject to shareholder approval of such Plan, the Compensation Committee of the Board of Directors has granted options to the existing directors of the Corporation (none of whom is an officer as or employee of the Corporation or any of its subsidiaries), including those nominees for election as directors at the Annual Meeting, as follows:

         (i)  Each  of  Messrs.  Black,  Coltrane,  Davis,  Hawfield,   Hillman,
Lowrance, McGee, Morrison, Propst and Wall and Ms. Brown: An option to purchase 500 shares of Common Stock with a term of ten years, exercisable in cumulative installments of 20% per year over five years, at an exercise price of $21.25 per share (the fair market value on the date of grant);

         (ii) Each of Messrs. Jones and Widenhouse: An option to purchase 500 shares of Common Stock with a term of three years, exercisable in full one year from the date of grant and remaining exercisable for two years following his retirement from the Board of Directors of the Corporation, at an exercise price of $21.25 per share;

         (iii) Mr. Carpenter: An option to purchase 500 shares of Common Stock with a term of four years, exercisable in cumulative installments of 50% over two years and remaining exercisable for two years following his retirement from the Board of Directors of the Corporation, at an exercise price of $21.25 per share; and

         (iv) Mr. Fincher: An option to purchase 500 shares of Common Stock with a term of five years, exercisable in cumulative installments of 33 1/3% over three years and remaining exercisable for two years following his retirement from the Board of Directors of the Corporation, at an exercise price of $21.25 per share.

         In addition, simultaneously the Compensation Committee granted to each of the non-employee directors of FCNB and Union who are not also directors of the Corporation an option to purchase 500 shares of Common Stock with a term of ten years, exercisable in cumulative installments of 20% per year over five years at an exercise price of $21.25 per share, all subject to shareholder approval of the Director Plan.

         The termination and/or vesting or accelerated exercise of the options, upon death, disability, retirement, or otherwise, is further subject to the discretion of the Compensation Committee of the Board of Directors, as described in "Approval of the First Charter Corporation Stock Option Plan for Non-Employee Directors."

Attendance of Directors

         During 1996, each member of the Board of Directors of the Corporation attended at least 75% of the total number of meetings of the Board of Directors and any committee or committees on which he or she served. The Board of Directors met 11 times during 1996.

Committees of the Board of Directors

         The Corporation has Executive, Audit and Compensation Committees. The Executive Committee reviews the regularly scheduled Board of Directors meeting agendas. This Committee receives various reports from management and makes recommendations based on management reports to the directors at the regularly scheduled Board of Directors meetings. Pursuant to the Corporation's Bylaws, the Executive Committee also serves as the nominating committee. In such capacity, the Executive Committee determines the nominees for director in a given year and may consider written nominations of candidates for election to the Board of Directors submitted by shareholders to the Secretary of the Corporation that are accompanied by certain information regarding such nominees. See "Election of Directors -- Nominations for Director." The

Executive Committee also serves the function previously served by the Asset/ Liability Committee. In such capacity, it monitors the financial condition of the Corporation and makes adjustments in policies affecting lending, pricing of services, investment securities and liability positions with a view to current and anticipated interest rates and other economic conditions.

         The Audit Committee reviews the work and reports of the Corporation's internal auditors and, on an annual basis, reviews reports of the Corporation's independent auditors and any examinations of regulatory agencies. The Audit Committee also establishes the scope and detail of the audit program, which is conducted by the internal auditors to protect against improper and unsound practices and to furnish adequate protection of all assets and records. It also reviews proposals from the independent public accountants and makes recommendations to the full Board of Directors.

         The Compensation Committee annually reviews and recommends to the Board of Directors salary grade ranges and merit increase guidelines. In addition, it recommends to the Board of Directors the annual budget request for all salaries and overtime and specifically recommends to the Board of Directors all executive officers' salaries. It reviews recommendations from management regarding major benefit plans and recommends to the Board of Directors annually the formula for matching contributions to the First Charter Retirement Savings Plan as well as the formula for funding and payments under the Corporation's Executive Incentive Bonus Plan. The Compensation Committee also grants options under and administers the Corporation's Comprehensive Stock Option Plan and 1996 Employee Stock Purchase Plan and will grant options under and administer the Corporation's 1998 Employee Stock Purchase Plan and Stock Option Plan for Non-Employee Directors. In order to comply with certain restrictions under Rule 16b-3, the Compensation Committee generally will be composed solely of directors who qualify as "non-employee directors," as that term is defined under Section 16 of the Exchange Act.

         The members of each Committee are, and the number of meetings held by each Committee during 1996 were, as follows:

         Executive (14 meetings)             Compensation Committee (6 meetings)
         ---------                           -----------------------
         Michael R. Coltrane                 Jane B. Brown
         J. Roy Davis, Jr., Chairman         Michael R. Coltrane
         H. Clark Goodwin                    J. Roy Davis, Jr.
         J. Knox Hillman, Jr.                Frank H. Hawfield, Jr.
         Branson C. Jones                    J. Knox Hillman, Jr., Chairman
         Lawrence M. Kimbrough               Jerry E. McGee
         Hugh H. Morrison                    T. David Propst
         Robert L. Wall                      Robert L. Wall

         Audit (4 meetings)
         Grady S. Carpenter
         Michael R. Coltrane
         Branson C. Jones, Chairman
         Robert F. Lowrance
         T. David Propst
         James B. Widenhouse

Nominations for Director

         The Corporation's Bylaws set forth the procedures for a shareholder to follow in order to nominate persons for election to the Board of Directors. Pursuant to these procedures, a shareholder generally may properly bring a nomination before the annual meeting of shareholders in a given year if the shareholder provides written notice to the Corporation's Secretary at least 50 but not more than 75 days prior to the anniversary date of the shareholders' meeting held in the prior year. This notice must set forth certain biographical information relating to each person so nominated by the shareholder. In addition, the notice must set forth such shareholder's beneficial ownership of the Common Stock. In its discretion, the Executive Committee of the Board of Directors may consider such nomination for the Board of Directors' slate of nominees for that year. The Bylaws also set forth the time by which nominations shall be submitted in the event that the annual meeting is held more than 30 days before or 60 days after the anniversary date of the previous year's annual meeting. Finally, the Bylaws set forth under what circumstances a shareholder may bring a nomination for director before a special meeting of shareholders and the time within which such nomination must be submitted. Unless nominations are presented in accordance with these provisions of the Bylaws, they will be disregarded as invalid. Shareholders may obtain a copy of the Corporation's Bylaws from the Corporation, upon written request to First Charter Corporation, Post Office Box 228, Concord, North Carolina, 28026-0228, Attention: Robert O. Bratton, and upon payment of $25.00 to cover the costs of reproduction and mailing.

                      MANAGEMENT OWNERSHIP OF COMMON STOCK

         The following table presents information regarding the beneficial ownership of the Common Stock as of December 31, 1996 of (i) all current directors and nominees for director, (ii) each executive officer of the Corporation named in the Summary Compensation Table contained elsewhere herein and (iii) all directors, nominees for director and executive officers as a group.

                                                               Shares
                                                         Beneficially Owned (1)
                                                         ----------------------
                                                                        Percent of
         Name                                           Number             Class
         ----                                           ------             -----
         William R. Black                                2,333                *
         Robert O. Bratton                              64,497  (2)           1.02
         Jane B. Brown                                  50,729                *
         Grady S. Carpenter                              8,881                *
         Michael R. Coltrane                            62,716  (3)           *
         J. Roy Davis, Jr.                              24,374                *
         James B. Fincher                               38,778  (4)           *
         Robert G. Fox                                   9,377  (5)           *
         H. Clark Goodwin                               38,943  (6)           *
         Frank H. Hawfield, Jr.                         13,008                *
         J. Knox Hillman, Jr.                            4,892                *
         Branson C. Jones                               29,600  (7)           *


                                       8

         Lawrence M. Kimbrough                          41,827  (8)           *
         Robert F. Lowrance                              7,960                *
         Edward B. McConnell                             1,920  (9)           *
         Jerry E. McGee                                  5,979                *
         Hugh H. Morrison                               29,584  (10)          *
         T. David Propst                                12,618  (11)          *
         Robert L. Wall                                  6,068  (12)          *
         James B. Widenhouse                             6,492                *

         All directors, nominees and
         executive officers of the
         Corporation as a group (20 persons)           460,576              7.26%
---------------
 *Less than 1%.

(1) Unless otherwise noted, all shares of Common Stock set forth in the table are directly owned, with sole voting and investment power, by such shareholders.

(2) Includes 8,867 shares represented by options that are currently exercisable or exercisable within 60 days, 2,597 shares owned by spouse and 259 shares owned by minor children.

(3) Includes 7,206 shares owned by spouse as to which Mr. Coltrane disclaims beneficial ownership.

(4)      Includes 6,907 shares owned by spouse.

(5) Includes 4,960 shares represented by options that are currently exercisable or exercisable within 60 days.

(6) Includes 169 shares owned by spouse, 1,863 shares owned by a minor child and 6,000 shares represented by options that are currently exercisable within 60 days.

(7)      Includes 2,400 shares owned by spouse.

(8) Includes 17,961 shares represented by options that are currently exercisable or exercisable within 60 days and 425 shares owned by spouse.

(9) Includes 1,920 shares represented by options that are currently exercisable or exercisable within 60 days.

(10) Includes 5,605 shares held in trust, 1,061 shares owned by spouse and 7,284 shares owned by minor children.

(11)     Includes 2,577 shares owned by minor children.

(12)     Includes 1,216 shares owned by spouse.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following Summary Compensation Table indicates for the past three years the compensation of the Chief Executive Officer and each other person who served as an executive officer of the Corporation at December 31, 1996 (the "named executive officers").

                                                                            Long Term
                                       Annual Compensation                Compensation
                                       -------------------                ------------
                                                                              Awards
                                                                              ------
                                                               Other        Securities
                                                               Annual       Underlying     All Other
Name and                          Salary     Bonus           Compensation   Options/SARs  Compensation
Principal Position(s)      Year     ($)       ($)                ($)           (#)              ($)
---------------------      ----     ---       ---                ---           ---              ---
Lawrence M. Kimbrough      1996  $155,000   $91,760  (1)                      5,880           $17,820 (2)
   President and Chief     1995   138,000    91,080                           4,100            16,372
   Executive Officer       1994   132,500    92,750                           7,633             9,364

Robert O. Bratton          1996  $115,000   $61,060  (1)                      2,800           $16,106 (3)
   Executive Vice          1995   102,000    50,490                           2,500            11,674
   President, Chief        1994    97,500    48,750                           4,900             9,745
   Operating Officer and
   Chief Financial Officer

Robert G. Fox              1996  $105,000   $46,620  (1)                      3,500           $14,892 (4)
   Executive Vice          1995   100,000    49,500                           2,400            11,442
   President               1994    95,000    47,500                           4,733             3,337

H. Clark Goodwin           1996  $125,000   $55,500  (1)                      4,250           $26,088 (7)
   President and Chief     1995   106,500    42,700                          15,000 (6)        19,989
   Executive Officer
     of Union (5)          1994   100,000    12,600                               0            11,783

Edward B. McConnell        1996   $96,250   $32,745  (1)                      3,160            $8,719 (9)
   Executive Vice          1995       N/A       N/A                             N/A               N/A
   President  (8)          1994       N/A       N/A                             N/A               N/A

------------------
(1) Represents amounts paid pursuant to the Corporation's Executive Incentive Bonus Plan. See "Report of Compensation Committee on Executive Compensation" for a brief description of the Executive Incentive Bonus Plan.

(2) Consists of (i) $15,480 contributed by the Corporation under the Retirement Savings Plan (the "Savings Plan"), a defined contribution plan intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) $2,340 representing the dollar value of the premium paid by the Corporation for term life insurance.

(3) Consists of (i) $15,480 contributed by the Corporation under the Savings Plan, and (ii) $626 representing the dollar value of the premium paid by the Corporation for term life insurance.

(4) Consists of (i) $14,335 contributed by the Corporation under the Savings Plan, and (ii) $557 representing the dollar value of the premium paid by the Corporation for term life insurance.

(5) Mr. Goodwin first became an executive officer of the Corporation upon consummation of the Corporation's acquisition of Union, effective December 21, 1995. Compensation information with respect to periods prior to that date reflect compensation of Mr. Goodwin from Bank of Union.

(6) Represents options granted pursuant to the terms of the merger of the Corporation and Union.

(7) Consists of (i) $15,480 contributed by the Corporation under the Savings Plan, and (ii) $10,608 representing the dollar value of the premium paid by the Corporation for term life insurance.

(8) Mr. McConnell first became an executive officer of the Corporation upon his promotion to Executive Vice President in November, 1996.

(9) Consists of (i) $7,682 contributed by the Corporation under the Savings Plan, and (ii) $1,037 representing the dollar value of the premium paid by the Corporation for term life insurance.

Stock Option Plans

         The Corporation has in effect the Comprehensive Stock Option Plan pursuant to which the Compensation Committee may grant stock options to officers and other key employees of the Corporation and its subsidiaries. In addition, at fiscal year-end, the Corporation also had in effect the 1996 Employee Stock Purchase Plan ("1996 ESPP"). Pursuant to the 1996 ESPP, no additional options may be granted, and options outstanding at year-end are exercisable in 1998.

         The  following   table   indicates   option  grants   pursuant  to  the
Comprehensive Stock Option Plan and the 1996 ESPP during fiscal year 1996 to the named executive officers.

                      Option/SAR Grants In Last Fiscal Year

                                                  Individual Grants
                        -----------------------------------------------------------------
                         Number of       Percent of
                        Securities      Total Options/
                        Underlying      SARs Granted          Exercise
                       Options/SARs     to Employees          or Base                            Grant Date
                         Granted          in Fiscal            Price           Expiration         Present
Name                       (#)               Year              ($/Sh)             Date             Value (3)
----                       ---               ----              ------             ----             ---------
L. M. Kimbrough         4,500 (1)           11.65%             $21.50            12/3/06          $ 28,080  (4)
                        1,380 (2)            5.35%             $19.80             1/2/98             6,085  (5)

R. O. Bratton           2,800 (1)            7.25%             $21.50            12/3/06          $ 17,472  (4)

R. G. Fox               2,500 (1)            6.48%             $21.50            12/3/06          $ 15,600  (4)
                        1,000 (2)            3.88%             $19.80             1/2/98             4,410  (5)

H. C. Goodwin           3,000 (1)            7.77%             $21.50            12/3/06           $18,720  (4)
                        1,250 (2)            4.85%             $19.80             1/2/98             5,513  (5)

E. B. McConnell         2,800 (1)            7.25%             $21.50            12/3/06          $ 17,472  (4)
                          360 (2)            1.40%             $19.80             1/2/98             1,588  (5)

----------
(1) Represents shares covered by incentive stock options granted pursuant to the Comprehensive Stock Option Plan. All such options granted under the Comprehensive Stock Option Plan in 1996 vest at the rate of 20% per year over five years, based on the date of grant. Such options have an exercise price equal to 100% of fair market value of such shares on the date of grant.

(2) Represents shares covered by options granted pursuant to the Corporation's 1996 ESPP. Pursuant to the 1996 ESPP, eligible employees are notified of the number of shares with respect to which options can be granted to such employee thereunder, and then each employee elects the number of shares to be so covered by the options. The numbers in the table represent the number of shares so elected. Options granted under the 1996 ESPP are exercisable two years from date of grant, at which time they expire if not exercised. Options granted under the 1996 ESPP have an exercise price equal to 90% of the fair market value of such shares on the date of grant.

(3) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

(4) The estimated values under the Black-Scholes model for options granted under the Comprehensive Stock Option Plan are based on the following assumptions: exercise price is 100% of the fair market value at date of grant; exercise term is ten years; no discounts have been taken for vesting or restrictions; the risk free rate is 6.3% (based on the 10-year Treasury note yield as of the date the options were issued); the volatility factor is 21% (based on the preceding 3 years); and the dividend yield is 2.9% (based on the preceding 12 months).

(5) The estimated values under the Black-Scholes model for options granted under the 1996 ESPP are based on the following assumptions: exercise price is 90% of the fair market value at date of grant; exercisable term is two years; no discounts have been taken for vesting or restrictions; the risk free rate is 5.11% (based on the two-year Treasury note yield as of the date the options were issued); the volatility factor is 25% (based on the preceding 2 years); and the dividend yield is 2.9% (based on the preceding 12 months).

         The following table sets forth a summary of certain information with respect to the exercise of stock options during 1996 by the named executive officers and the value of such executive's unexercised stock options held at fiscal year end (including options outstanding under the Comprehensive Stock Option Plan and options outstanding under the 1996 ESPP).

                       Aggregated Option/SAR Exercises in
                                      Last
                Fiscal Year and Fiscal Year-End Option/SAR Values

                                                            Number of
                           Shares                     Securities Underlying           Value of Unexercised
                         Acquired on      Value      Unexercised Options/SARs       In-the-money Options/SARs
                          Exercise       Realized      at Fiscal Year-End (#)        at Fiscal Year-End($) (1)
                                                       ----------------------        -------------------------
     Name                    (#)            ($)     Exercisable  Unexercisable     Exercisable    Unexercisable
     ----                    ---            ---     -----------  -------------     -----------    -------------
L. M. Kimbrough                 0        $       0       17,961      10,907         $  191,273     $   30,790

R. O. Bratton                 400        $   5,468        8,867       6,727         $   82,412     $   18,939

R. G. Fox                       0        $       0        4,960       6,287         $   33,986     $   18,394

H. C. Goodwin                   0        $       0        6,000      24,000         $       --     $       --

E. B. McConnell                 0        $       0        1,480       5,020         $    5,570     $    7,655
-------------------
(1)  Determined  based on the  closing  price of $21.50 of the  Common  Stock as reported on the NASDAQ National Market System as of December 31, 1996.


Change in Control and Employment Agreements

         The Corporation has entered into Change in Control Agreements with certain of its officers, including Messrs. Kimbrough, Bratton, Fox and McConnell. These agreements provide for certain payments to such officers in the event their employment is terminated following a "change in control" of the Corporation. For purposes of the Agreements, a "change in control" generally includes a merger or similar transaction involving the Corporation in which the Corporation's shareholders receive less than 50% of the voting stock of the surviving corporation, the sale or transfer of substantially all the Corporation's assets, certain acquisitions of more than

20% of the Common Stock by any person or group other than a person or group who owned more than 5% of the Common Stock as of the date of the agreements
unless prior approval of the Board  is  received,   certain   instances  in
which the composition of the Corporation's Board of Directors changes by more than 50% during a two year period, or any other transaction that would constitute a change in control required to be reported by the Corporation in a proxy statement or the acquisition of control of the Corporation under applicable federal banking laws. To be entitled for payments upon such a change in control, (a) the officer's employment must be terminated other than for cause, or (b) the officer must terminate his employment for good reason, in either case within one year following the change in control. "Cause" is defined generally as willful misconduct, use of narcotics or alcohol in a manner that affects the officer's duties, conviction of a felony or serious misdemeanor involving moral turpitude, embezzlement or theft or gross inattention or dereliction of duty. "Good reason" generally means a material reduction in the officer's duties or a change in title resulting in reduction of the officer's duties, a material reduction in salary or bonus, or the relocation of the officer to an area more than 30 miles from their primary employment location immediately preceding a change in control. The respective agreements of the named executive officers provide for continued payment of base salary and average bonus amounts, as well as certain continued benefits provided to employees generally, for a period of 24 months (35 months in the case of Mr. Kimbrough) following an event which would entitle such officer to payments under his agreement.

         In addition, Mr. Goodwin currently has an employment agreement with Union, which terminates on March 31, 2000. Pursuant to this agreement, Mr. Goodwin serves as the President and Chief Executive Officer of Union and receives a base salary of $125,000 per year. Such base salary is reviewed annually by the Board of Directors of the Corporation, which may increase such base salary from time to time. Pursuant to the employment agreement, generally Mr. Goodwin also is entitled to certain vacation benefits and to participate in discretionary bonuses granted by Union's board, to participate in Union's retirement and medical plans and to receive other fringe benefits applicable to Union's executives. The agreement generally can be terminated by the Board of Directors of Union at any time upon 30 days' notice, provided that upon termination by Union for other than "just cause," Mr. Goodwin is entitled to receive his salary through the end of the then-current term of the agreement. "Just cause" is defined generally as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violations of law and material breach of the agreement. Furthermore, if Mr. Goodwin dies during the term of the agreement, the agreement is terminated and his estate shall receive his salary through the end of the month in which his death occurs, and in certain instances involving action by the applicable banking regulators, the agreement will be terminated and Mr. Goodwin will receive salary only through the date of termination. Finally, upon Mr. Goodwin's disability (as defined), generally he is entitled to receive his compensation for 30 days thereafter.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Recommendations regarding the compensation of the Corporation's executive officers generally are presented by the Compensation Committee (the "Committee") to the Corporation's entire Board of Directors for approval. Each member of the Committee is a "non-employee director," as that term is defined under Rule 16b-3 under Section 16 of the Exchange Act ("Rule

16b-3"). The Senior Management Personnel Committee prepares recommendations on salary grade ranges and merit increase guidelines for review and approval by the Committee as well as the annual budget request for salaries and benefits. The Senior Management Personnel Committee approves salaries for all personnel, with the exception of executive officers, within the parameters of the annual salary administration program. The Chief Executive Officer ("CEO") presents recommendations to the Committee for the annual salaries of all executive officers other than the CEO. The Committee, in turn, reviews and analyzes all information submitted to it. Thereafter the Committee determines its recommendations to the Board of Directors regarding compensation of all executive officers of the Corporation, including recommendations regarding the compensation of the CEO. During 1996, the Board of Directors approved all recommendations of the Committee.

         Set forth below is a report of the Committee regarding executive compensation for fiscal year 1996.

         Executive   Compensation   Policies  and  Program.   The  Corporation's
executive compensation program is designed to

           o  Attract and retain qualified management of the Corporation;

           o  Enhance short-term financial gains of the Corporation; and

           o  Enhance long-term shareholder value in the Corporation.

         The total compensation package for executives of the Corporation includes cash and equity-based compensation. Annual compensation may consist of a base salary, a bonus and grants of stock options. The Corporation's policy is generally to provide base salary that might fall below the median base salary paid to comparable executives, while focusing more on incentive compensation that is linked to the performance of the Corporation. The Corporation strives, however, to provide each executive officer with total annual cash compensation (base salary and bonus) in an amount that would be paid on the open market for a fully qualified officer of that position.

         The Committee utilized information from several sources in determining levels of total annual compensation for 1996 (salary and potential bonus amounts, each as discussed below). The Committee's goal was to maintain levels of such total annual compensation that fall within the 50th and 75th percentiles as set forth in such sources. The sources used by the Committee were (i) SNL Executive Compensation Review, which compiles information regarding financial institutions located throughout the Southeast and the nation with $250 to $500 million in assets; (ii) Sheshunoff Bank Executive and Director Compensation Survey, which compiles information regarding financial institutions located throughout the Southeast and the nation with $250 to $500 million in assets; and
(iii) Bank Administration Institutes Key Executive Compensation Survey, which compiles information regarding financial institutions located throughout the Southeast and the nation with $250 to $500 million in assets. Each of these sources provides compensation information considering various job descriptions and sizes of banks. The institutions included in these sources are not necessarily the same group of institutions that comprise the Independent

Bank Index used in the Performance Graph contained elsewhere in this Proxy Statement. The Southeastern component of each of the above surveys is believed to be comparable to those used in the Independent Bank Index.

         Base Salaries. Generally, the Committee determines the level of base salary for the CEO and the four other executive officers of the Corporation and salary ranges for all other personnel, in each case based on competitive norms derived from the annual surveys described above. The Committee also considers employment agreements, if any, pursuant to which such executives may be entitled to certain salaries. Actual salary changes are based upon a written evaluation of each individual's performance based on numerous criteria and the weighing of such criteria using a previously agreed-upon formula. In addition, with respect to each executive, including the CEO, the Committee considers the individual's performance, including such individual's total level of experience in the banking industry, his record of performance and contribution to the success of the Corporation relative to his job responsibilities and overall service to the Corporation. During 1996, the Committee used the information set forth in the surveys to maintain 1996 base salaries for its executive officers that approximates the median salaries reported in the surveys.

         Bonuses. The Corporation also maintains the Executive Incentive Bonus Plan (the "Bonus Plan") for executive officers, from which performance-oriented bonuses may be paid to certain key executive officers in any given year. The Committee annually determines the executive officers eligible to participate in the Bonus Plan. In general, those executives that are considered to have major policy input with respect to the Corporation, or who are in a position to generate a major impact on the Corporation's earnings, are selected to participate in the Bonus Plan. Actual bonuses paid pursuant to the Bonus Plan are based on various return on assets ("ROA") levels of the Corporation at fiscal year end. No bonuses may be paid unless the Corporation reaches a minimum ROA, determined at the beginning of each year.

         Pursuant to the Bonus Plan, the Committee annually establishes a bonus pool amount for each participating executive, which is equal to a given percentage of the base salary of such executive. Such percentages are determined based on the executive's relative responsibilities and ability to impact the financial and operating performance of the Corporation. At year-end, the Committee applies a multiple to the bonus pool amounts to determine the actual amounts available to be awarded to participants. The multiple used is based on a scale of various ROA amounts as determined by the Committee at the beginning of a fiscal year. Of the amount eligible to be paid to a participant, 50% is paid to the executive on a non-discretionary basis. The remaining half of the eligible amount may be paid to the participant, in the discretion of the Committee, based on the participant's individual performance. When evaluating the performance of a participant, the Committee considers the Corporation's actual operating performance (such as reduced levels of past due loans, reduced levels of non-performing and restructured loans, improvements in asset quality and corresponding reductions in provision amounts, increased noninterest income and continued control of corporate expenses) in relation to its targeted long range action plan and the executive's ability to impact the various components thereof. Other criteria considered include the executive's initiative, contribution to overall corporate performance and managerial ability.

         The Corporation achieved an ROA of 1.69% with respect to the 1996 fiscal year, which resulted in a multiple of 1.48 to be applied to each executive's bonus pool to determine the amount available to be awarded as bonuses. Fifty percent of each bonus pool was awarded to the respective executive on a non-discretionary basis. Furthermore, the remainder of each executive's bonus pool was awarded to him based upon the evaluation process described above.

         Options. Stock options comprise the final component of executives' core annual compensation. This equity-based compensation is designed to be a long-term incentive for executives to enhance shareholder value in the Corporation. The Corporation maintains the Comprehensive Stock Option Plan (the "Stock Option Plan") pursuant to which the Corporation may grant stock options (both statutory and nonstatutory) to its key employees. The Committee administers the Stock Option Plan in its sole discretion, including the determination of the individuals to whom options will be granted, the terms on which such options are granted and the number of shares subject to such options. In general, when determining the key employees to whom options shall be granted, the Committee considers such employees' relative job responsibilities and abilities to impact the financial and operating performance of the Corporation.

         When granting options, the Committee considers a scale whereby the aggregate value of options granted is based on a multiple of base salary. When the Committee granted options in 1996, it considered several factors, including the number of stock options currently held by executives and their terms, the maximum aggregate number of options to be granted under the Stock Option Plan in 1996, as well as the cumulative amount outstanding, and the aggregate number of options to be granted as a percentage of total shares outstanding. Based on these factors, the Committee determined that the aggregate value of options to be granted to each executive generally should continue to be at the median of the scale. Accordingly, using the scale, the Committee determined the applicable multiple of base salary for each executive and granted options to such executive with an aggregate value (based on the closing price of the Common Stock on the date of grant) equal to such amount.

         In addition to the Stock Option Plan, the Corporation maintains an employee stock purchase program pursuant to which options are granted periodically to all employees of the Corporation, including executive officers, at an exercise price equal to 90% of the fair market value of the stock at the date of grant. The number of shares subject to options granted to each employee, including executive officers, is determined automatically based on base salary levels of all employees.

         Other. In addition to the above forms of compensation, the Corporation also provides group term life insurance for its employees, including its executive officers. Executive officers also participate in the Corporation's Retirement Savings Plan (the "Savings Plan"), which is a defined contribution plan intended to qualify under Section 401(a) of the Code and containing a cash or deferred arrangement under Section 401(k) of the Code. Pursuant to the Savings Plan, an eligible employee may elect to defer between 1% and 10% of compensation. In addition, the Corporation contributes annually to each participant's account, out of net profits of the Corporation, 3% of the participant's base compensation plus a portion of a discretionary matching amount as determined by the Board of Directors from time to time, allocated to participants' accounts in proportion to their elective deferrals up to 6% for such year. Furthermore, an additional discretionary amount as determined by the Board of Directors from time to time may be contributed to the accounts of participants, based on the level of employee contributions, and is allocated to participants' accounts in proportion to their base compensation for such year. Finally, certain of the Corporation's executives including the CEO are parties to change in control agreements that provide for continued salary, bonus and benefits for a certain period of time upon termination of employment following a change in control of the Corporation.

         Compensation of Chief Executive Officer. The Board of Directors of the Corporation determines the compensation of the CEO based upon recommendations of the Committee. The CEO's base salary is determined by a review of salaries of top executives of comparable financial institutions, using the process previously described. In keeping with the Corporation's general policy with respect to base salary and bonus, the CEO's base salary is set at an amount which generally is lower than the base salaries for comparable executives. The Committee instead places more emphasis on available cash bonus, as a means of directly linking the CEO's total annual compensation to the performance of the Corporation. Total annual compensation for the CEO in 1996 was slightly below the median for comparable executives. The Corporation achieved an ROA of 1.69% with respect to the 1996 fiscal year, which resulted in a multiple of 1.48 that was applied to the CEO's bonus pool amount to determine the amount of bonus available to be awarded. In accordance with the terms of the Bonus Plan, 50% of this amount was awarded to the CEO on a nondiscretionary basis. The remainder of the CEO's bonus pool was awarded to him as the result of an evaluation of (a) the Corporation's overall improved financial and operating performance in 1996, including record increases in earnings, increases in trust department income, decreases in past due and classified loans and containment of costs in general, as well as (b) certain individual criteria, including initiative, contribution to corporate performance and managerial ability. The Board of Directors of the Corporation has approved the CEO's participation in the Bonus Plan in 1997. Finally, the Committee made a stock option grant to the CEO pursuant to the Corporation's Stock Option Plan in December 1996. In determining the number of shares subject to options so granted, the Committee considered the CEO's responsibilities and potential contribution to the performance of the Corporation relative to that of the other executives, and the actual number of shares subject to such options was determined using the scale previously described.

Submitted by the Compensation Committee of the Board of Directors:

         Jane B. Brown                        J. Knox Hillman, Jr.
         Michael R. Coltrane                  Jerry E. McGee
         J. Roy Davis, Jr.                    T. David Propst
         Frank H. Hawfield, Jr.               Robert L. Wall


                  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                     PARTICIPATION IN COMPENSATION DECISIONS

         Michael R. Coltrane, a member of the Compensation Committee, served as Executive Vice President of the Corporation and First Charter until 1988.

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total shareholder return on the Common Stock with the Independent Bank Index, a published banking industry index, and the Standard & Poor's 500 Stock Index, a broad equity market index, assuming in each case the investment of $100 on December 31, 1990 and the reinvestment of dividends.

                            FIRST CHARTER CORPORATION
                           Five-Year Performance Index



                            1991     1992     1993     1994     1995     1996
                            ----     ----     ----     ----     ----     ----
FIRST CHARTER CORPORATION    100      180      278      371      580      592
INDEPENDENT BANK INDEX       100      130      163      197      268      313
S&P 500 INDEX                100      108      118      120      165      203

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         FCNB and Union have had, and expect to have in the future, banking transactions in the ordinary course of business with directors, officers and principal shareholders of the Corporation and its subsidiaries and their associates. All loans and commitments included in such transactions were made and are expected to be made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other borrowers and did not and are not expected to involve more than the normal risk of collectibility or present other unfavorable features.


           APPROVAL OF THE FIRST CHARTER CORPORATION STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         The Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation and its shareholders to provide the directors of the Corporation and its subsidiaries, who are not also officers or employees of the Corporation or a subsidiary ("Non-Employee
Directors"), an increased proprietary interest in the Corporation, both as compensation for past performance and contribution to the Corporation's historical success and as added incentive to contribute to the Corporation's future performance. Therefore, the Board of Directors has adopted the First Charter Corporation Stock Option Plan for Non-Employee Directors (the "Director Plan"), which is subject to the approval of the shareholders of the Corporation. The text of the Director Plan is set forth in its entirety as Exhibit A to this Proxy Statement, and the following summary is qualified by reference thereto. The proposal for approval of the Director Plan will require the affirmative vote of the holders of a majority of the votes cast with respect to this matter at the Annual Meeting. Accordingly, neither abstentions nor broker non-votes, if any, with respect to this matter will have the effect of a negative vote with respect to this matter. The Board of Directors recommends that the shareholders vote FOR the adoption of the Director Plan.

         The Corporation has reserved 150,000 shares of its Common Stock for issuance under the Director Plan, subject to adjustment generally to protect against dilution in the event of changes in capitalization of the Corporation. If an outstanding option expires or terminates for any reason without having been exercised in full, the shares remaining subject to such option, but not purchased, shall again be available for grants of options under the Director Plan.

         Options to be granted under the Director Plan will be nonstatutory options.

Administration

         The Director Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), which shall consist of at least three members. Generally, all the members of the Committee must constitute "non-employee directors" for purposes of Rule 16b-3. Under Rule 16b-3 as in effect on the date hereof, a "non-employee director" generally is a director who is not an officer or employee of the Corporation or its subsidiaries, who does not receive any other compensation from the Corporation or its subsidiaries other than standard director compensation and who does not have any other interest in a transaction with, or have a relationship with, the Corporation or its subsidiaries that would require disclosure in the Corporation's Proxy Statement. Generally, the Committee will have complete authority to determine the Non-Employee Directors to whom options shall be granted, as well as the terms of such options, and, subject to the consent of the optionee, to modify or amend the terms of any outstanding options, all as hereinafter described. The Committee also shall have discretion to interpret the Director Plan, to prescribe rules regarding the operation of the Director Plan and to make other determinations necessary or advisable for the administration of the Director Plan.

Grants of Options

         Non-Employee Directors of the Corporation and its subsidiaries will be eligible to receive nonstatutory options under the Director Plan. Currently, 25 persons qualify as Non-Employee Directors. Pursuant to and subject to the provisions of the Director Plan, the Committee has the sole discretion to determine the Non-Employee Directors to whom options will be granted, the timing of any grants, the numbers of shares subject to such options and the terms of such options, the vesting schedules, if any, with respect to such options and the periods during which such options may be exercised, and any other vesting, acceleration or termination provisions. There is no limit on the number of options that may be granted to a Non-Employee Director from time to time, and the terms of any such options may differ between the Non-Employee Directors to whom options are granted. The exercise price of all options granted under the Director Plan will be 100% of the fair market value of the Common Stock on the date the option is granted. The terms and provisions of options granted under the Director Plan shall be set forth in a stock option agreement between the Corporation and the optionee that complies with and is subject to the provisions of the Director Plan.

Accelerated Vesting; Termination of Options

         The Director Plan provides that any options that are not fully vested at the time of an optionee's mandatory retirement from the Board of Directors of the Corporation or a subsidiary, as applicable, shall become immediately vested in full at such time. Furthermore, all options shall become immediately vested in full in the event of the death or disability of a director prior to the expiration of the stated option period. Finally, all options shall become immediately vested in full in the event of certain changes in control of the Corporation. See "-Miscellaneous" below.

         Except as hereinafter described, generally all options will terminate upon the expiration of the stated option period. If an optionee ceases to be a director during such option period for any reason other than death, disability or retirement as a director as a result of the Corporation's or a subsidiary's mandatory retirement age policy, such option will terminate immediately, unless the Committee, in its sole discretion, allows such person to exercise the option following such termination during a period not to exceed the expiration of the stated option period. If an optionee ceases to be a director during such option period by reason of death or disability, such option will terminate one year following the date of death or disability.

         Furthermore, upon the dissolution or liquidation of the Corporation, all options granted under the Director Plan shall terminate. Upon the adoption of a plan of such dissolution or liquidation, however, all outstanding options generally shall become immediately exercisable in full, regardless of their terms.

Manner of Exercise of Options

         Options may be exercised in whole or in part from time to time. The price due upon exercise of an option by a Non-Employee Director may be paid in
(i) cash or by check, (ii) by delivery of shares of Common Stock valued at their then current fair market value, (iii) if authorized by the Committee at the time of exercise or if otherwise specified in the applicable stock option agreement, by promissory note payable to the Corporation, or (iv) any combination of (i),
(ii) or (iii) thereof. Furthermore, if authorized by the Committee at the time of exercise or if otherwise specified in the applicable stock option agreement, an optionee may exercise his or her option as to only a part of the shares covered thereby and then, in an essentially simultaneous transaction, use the shares so acquired in payment of the exercise price for additional option shares.

         If at any time the Corporation in its sole discretion determines that satisfaction of applicable withholding tax or other withholding liabilities is necessary or desirable in connection with the exercise of a nonstatutory option, the exercise of such nonstatutory option shall be subject to the payment by such optionee of the amount necessary to satisfy the Corporation's withholding obligation as approved by the Committee prior thereto.

Miscellaneous

         Options granted under the Director Plan will be nontransferable other than at death or pursuant to a qualified domestic relations order and generally will be exercisable during an optionee's lifetime only by such optionee.

         The Director Plan provides that upon certain mergers or other reorganizations to which the Corporation or any subsidiary is a party that involve an exchange or conversion or other adjustment of the Common Stock, each optionee shall be entitled upon the exercise of his or her options to receive the number and class of securities or other property to which such optionee would have been entitled in the merger or reorganization if such optionee had exercised such option prior to such merger or reorganization.

         The Director Plan also provides that, upon the occurrence of certain events relating to a change in control of the Corporation, outstanding options will become immediately vested and exercisable in full (subject to any appropriate adjustments in the number of shares subject to the option and the option price) and generally remain exercisable through the terms of the respective options, subject to earlier termination as described herein. Such events include the adoption of a plan of merger or similar transaction involving the Corporation in which the Corporation's shareholders would receive less than 50% of the voting stock of the surviving corporation, the approval by the Board of Directors of the sale or transfer of a majority of the stock of a significant subsidiary or substantially all the assets of the Corporation or a significant subsidiary, certain acquisitions of more than 20% of the Corporation's stock by any person or group other than a person or group who beneficially owned, as of the date of approval of the Director Plan by the

Board of Directors, more than 5% of the Common Stock unless prior approval of the Board of Directors is received, certain instances in which the composition of the Corporation's Board of Directors changes by more than 50% during a two-year period, or any other transaction that would constitute a change in control generally required to be reported by the Corporation in its proxy statement or the acquisition of control of the Corporation under the applicable federal banking laws.

         The Director Plan generally is subject to suspension, termination, modification or amendment at any time by the Board of Directors without shareholder approval, as deemed in the best interest of the Corporation. To the extent necessary to comply with Rule 16b-3 or the rules of the NASDAQ National Market or any other national securities exchange on which the Common Stock may be listed, however, the Board of Directors shall submit any such amendment or modification to the shareholders for approval.

         Unless earlier terminated, the Director Plan shall terminate on the date as of which there are no longer any options available to be granted thereunder.

Federal Income Tax Consequences

         The grant of nonstatutory options under the Director Plan will not result in any income being taxed to the optionee at the time of the grant or in any tax deduction for the Corporation at such time. At the time a nonstatutory option is exercised, the optionee will be treated as having received ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired as of the date of exercise over the price paid for such shares. At that time, the Corporation will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income attributable to the optionee upon exercise. The optionee's holding period for the shares of Common Stock acquired will commence as of the date of exercise, and the tax basis of the shares will be the greater of their fair market value at the time of exercise or the exercise price.

Recent Grants

         Subject to shareholder approval of the Director Plan, the Compensation Committee has granted an option to purchase 500 shares of Common Stock to each of the following Non-Employee Directors of the Corporation (including those nominees for election as director at the Annual Meeting): Messrs. William R. Black, Grady S. Carpenter, Michael R. Coltrane, J. Roy Davis, Jr., James B. Fincher, Frank H. Hawfield, Jr., J. Knox Hillman, Jr., Branson C. Jones, Robert
F. Lowrance, Jerry E. McGee, Hugh H. Morrison, T. David Propst, Robert L. Wall and James B. Widenhouse and Ms. Jane B. Brown. The Compensation Committee has also granted an option to purchase 500 shares of Common Stock to each of the Non-Employee Directors of FCNB and Union who are not also directors of the Corporation, subject to shareholder approval. See "Election of Directors--Compensation of Directors" for additional information regarding the terms of the options granted to such Non-Employee Directors. On February 19, 1997, the closing price per share of the Common Stock as reported on the NASDAQ National Market was $ 21.25.

                APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors of the Corporation has adopted the First Charter Corporation 1998 Employee Stock Purchase Plan (the "1998 ESPP"), which is subject to the approval of the shareholders of the Corporation. The text of the 1998 ESPP is set forth in its entirety as Exhibit B to this Proxy Statement, and the following summary is qualified by reference thereto. The proposal for approval of the 1998 ESPP will require the affirmative vote of the holders of a majority of the votes cast with respect to this matter at the Annual Meeting. Accordingly, neither abstentions nor broker non-votes, if any, with respect to this matter will have the effect of a negative vote with respect to this matter. The Board of Directors recommend the shareholders vote FOR the adoption of the 1998 ESPP.

         The 1998 ESPP is designed to give all employees an increased personal interest in the success and progress of the Corporation by encouraging them to become owners or increase their ownership of Common Stock of the Corporation. It is substantially similar in operation and effect to the 1996 ESPP currently in effect which expires on January 2, 1998. The maximum number of shares of the Corporation's Common Stock subject to the 1998 ESPP will be 150,000 shares, subject to adjustment generally to protect against dilution in the event of changes in the capitalization of the Corporation.

         The 1998 ESPP provides for the granting of options to all eligible employees of the Corporation and its subsidiaries, both officers and non-officers, entitling them to purchase shares of the Common Stock of the Corporation at a discounted price. All employees of the Corporation, FCNB and Union will be eligible to participate in the 1998 ESPP, except part-time and temporary employees and employees owning 5% or more of the total voting power or value of all classes of stock of the Corporation. Under the 1998 ESPP, only those directors and nominees for election as director who also are full-time employees of the Corporation, FCNB or Union will be eligible to receive options. Currently, there are approximately 251 employees of the Corporation, FCNB and Union who will be eligible to participate in the 1998 ESPP. If the Board of Directors determines to grant any options pursuant to the 1998 ESPP, each eligible employee will receive an option to purchase up to the largest whole number of shares obtained by dividing the employee's annual compensation (as defined in the 1998 ESPP) at the date the option is granted by $100. Generally, however, no option may allow an employee to purchase shares having an aggregate fair market value (determined at the date of grant) in excess of $25,000 in any calendar year.

         Generally,  an option  granted  under the 1998 ESPP will  terminate  24 months from the date the option is granted, and the option generally is exercisable only at the end of the 24-month period. However, the 1998 ESPP provides that if an employee's employment terminates for any reason other than retirement with the consent of the Corporation (as defined in the 1998 ESPP), medical disability (as defined in the 1998 ESPP) or death, then such employee's options terminate immediately. If an employee retires with the consent of the Corporation, such options may be exercised within 30 days of his or her date of retirement, and if an employee becomes medically disabled or dies, such employee (or his or her estate, personal representative or beneficiary) may exercise the option within one year of death or disability, but in either case not later than five days prior to the expiration date of the option.

         The 1998 ESPP provides that options will become immediately exercisable in full regardless of their terms, upon the occurrence of certain events involving a change in control of the Corporation. Such events include the adoption of a plan of merger or similar transaction involving the Corporation in which the Corporation's shareholders would receive less than 50% of the voting stock of the surviving corporation, the approval by the Board of Directors of the sale or transfer of a majority of the stock of a significant subsidiary or substantially all the assets of the Corporation or a significant subsidiary, certain acquisitions of more than 20% of the Corporation's stock by any person or group other than a person or group who beneficially owned, as of the date the Board of Directors grants options under the 1998 ESPP, more than 5% of the Common Stock unless prior approval of the Board of Directors is received, certain instances in which the composition of the Corporation's Board of Directors changes by more than 50% during a two-year period, or any other transaction that would constitute a change in control generally required to be reported by the Corporation in its proxy statement or the acquisition of control of the Corporation under the applicable federal banking laws. In addition, upon the approval of the dissolution or liquidation of the Corporation, all options shall become exercisable in full. Upon the occurrence of the dissolution or liquidation of the Corporation, or upon the consummation of a merger or consolidation in which the Corporation's shareholders do not receive at least 50% of the voting stock of the resulting corporation, all options not exercised shall terminate.

         The purchase price of shares covered by an option will be 90% of the fair market value of the stock on the date options are granted. The fair market value generally will be determined by reference to the mean between the high and low sales prices as reported on the NASDAQ National Market. Each employee who elects to participate shall sign an election form authorizing monthly payroll deductions for a specific number of shares. Such payroll deductions will be held by the Corporation and credited with simple interest based on an annual interest rate equal to First Charter National Bank's Prime Rate in effect from time to time, based on the balance for such employee's account. The balance in such account at the end of the option period will be used to purchase shares under the 1998 ESPP for the benefit of that employee. If such employee terminates the option without exercising it, however, the balance in the account shall be paid to the employee. An employee may elect to discontinue participation and withdraw funds at any time. Thereafter, such employee shall be able to participate in the Corporation's stock purchase program only if and when a new plan is offered. Options will not be transferable except by will or by the laws of descent and distribution, and will be exercisable, during the employee's lifetime, only by such employee.

         The Board of Directors shall set a date for grant of the options at its discretion. Accordingly, adoption of the plan by the shareholders will not result in any grant of options unless and until additional action is taken by the Board of Directors. The 1998 ESPP will be administered by the Compensation Committee of the Board of Directors of the Corporation. The Compensation Committee will be able to prescribe rules and regulations for such administration and to decide questions with respect to the interpretation or application of the 1998 ESPP. In addition, the Compensation Committee will have the authority to alter, amend, suspend or discontinue the 1998 ESPP at any time without notice, except that no such action may adversely affect the rights of any employee who has been granted an option. In addition, the Compensation Committee may not increase the number of shares of Common Stock subject to option under the 1998 ESPP, change the formula by which the price at which options may be exercised is determined or increase the number of shares that an employee who is granted an option may purchase.

         The options under the 1998 ESPP will be statutory stock options of the kind recognized by Section 423 of the Code. For federal income tax purposes, neither the grant nor the exercise of the options will be a taxable event to the participants. The disposition, however, of the shares acquired through the exercise of the options will be a taxable event. The tax consequences of such a disposition will depend upon the respective holding periods of the options and the option shares.

         If a disposition of the shares is made after the expiration of two years from the date the option was granted and one year after the date the shares were acquired upon exercise of the options, a portion of the gain, if any, will be taxed as ordinary income, which portion will be determined by subtracting the option price from the lesser of (a) the fair market value of the shares on the date the option was granted or (b) the fair market value of the shares on the disposition date. The remaining portion of the gain, if any, will be taxed as capital gain for federal income tax purposes. When the holding periods described above are met, the Corporation is not allowed to deduct any amount for federal income tax purposes with respect to the issuance or exercise of the options or the sale of the underlying shares.

         If a disposition of the shares is made within two years of the date the option was granted or one year of the date the shares were acquired upon exercise of the options, the amount of the gain, if any, which will be taxed as ordinary income will be determined by subtracting the option price from the fair market value of the shares on the date on which the option was exercised. The amount treated as ordinary income would be added to the employee's basis in calculating whether any capital gain or loss is to be recognized on the disposition. In the year of such early disposition, in general the Corporation will be entitled to a business deduction for federal income tax purposes in an amount equal to the ordinary income.

         As described above, upon certain events involving a change in control of the Corporation, all options will immediately become exercisable. In general, if the total amount of payments in the nature of compensation that are contingent upon a "change in control" of the Corporation (as defined in Section 280G of the Code) equals or exceeds three times a recipient's "base amount" (typically such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as parachute payments under Section 280G of the Code. In such event, a portion of the payments would be nondeductible to the Corporation and the recipient would be subject to a 20% excise tax on such portion of the payments under Section 4999 of the Code.

         The 1998 ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         The closing sales price of the Common Stock as reported on the NASDAQ National Market on February 19, 1997 was $21.25. On the basis of current salaries, an aggregate of 6,250 shares would be subject to options to be issued to the executive officers of the Corporation as follows (subject to any limitations set forth in the Plan regarding aggregate market value of shares subject to option under the 1998 ESPP or otherwise):

           Lawrence M. Kimbrough                  1,550
           Robert O. Bratton                      1,150
           Robert G. Fox, Jr.                     1,150
           H. Clark Goodwin                       1,250
           Edward B. McConnell                    1,150
           All current executive
             officers as a group                  6,250

           All employees, including
             non-executive officers              67,482

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed KPMG Peat Marwick LLP, independent public accountants, as its auditors for the fiscal year 1997. KPMG Peat Marwick LLP has acted in this capacity since 1983. The Corporation has been advised by KPMG Peat Marwick LLP that neither the firm nor any of its members or associates has any direct financial interest or material indirect financial interest in the Corporation or its subsidiaries other than as its auditors. Although the selection and appointment of the independent auditors are not required to be submitted to a vote of the shareholders, the Board of Directors deems it advisable to obtain the shareholders' ratification of this appointment. The Board of Directors understands that a representative from KPMG Peat Marwick LLP will be present at the shareholders' meeting, will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. The Board of Directors recommends a vote FOR ratification of the appointment of this firm as independent auditors of the Corporation for the 1997 fiscal year. Should the shareholders not ratify the appointment of KPMG Peat Marwick LLP, the Board of Directors will consider a change in auditors for the next fiscal year.

                                  ANNUAL REPORT

         The  1996  Annual  Report  of  the  Corporation,   including  financial
statements, accompanies this Proxy Statement.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16 of the Exchange Act, directors and officers of the Corporation are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Common Stock. To the Corporation's knowledge, based solely on its review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, insiders of the Corporation complied with all filing requirements on a timely basis.

                     SHAREHOLDER PROPOSALS FOR CONSIDERATION
                           AT THE 1998 ANNUAL MEETING

         Written shareholder proposals for consideration for the 1998 Annual Meeting of Shareholders should be addressed to the Corporate Secretary, Post Office Box 228, Concord, North Carolina 28026-0228, and received by the Corporation no later than November 5, 1997.

                                    FORM 10-K

         COPIES OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO FIRST CHARTER CORPORATION, POST OFFICE BOX 228, CONCORD, NORTH CAROLINA 28026-0228,
ATTENTION: ROBERT O. BRATTON, CHIEF FINANCIAL OFFICER. COPIES OF EXHIBITS ARE AVAILABLE UPON PAYMENT OF $25.00 TO COVER THE COSTS OF REPRODUCTION.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matter to come before the meeting. However, if any other matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

                             By Order of the Board of Directors,




                             James W. Townsend, Jr.
                             Secretary

DATED:  March 5, 1997

                                                                       EXHIBIT A
                            FIRST CHARTER CORPORATION
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         First Charter Corporation, a North Carolina corporation (the "Corporation"), hereby establishes this Stock Option Plan for Non-Employee Directors for the benefit of the Corporation and its Subsidiaries (hereinafter defined), employees, shareholders and directors.

                         Article I - General Provisions

         Section 1.1 Purpose. This First Charter Corporation Stock Option Plan for Non-Employee Directors (the "Plan") is intended to secure for First Charter Corporation and its shareholders the benefits arising from ownership of the Corporation's Common Stock by the non-employee members of the Boards of Directors of the Corporation and its Subsidiaries. The Plan is designed to help attract and retain superior individuals for service on the Board of Directors of the Corporation and its Subsidiaries and to provide each such non-employee director with an additional incentive to contribute to the success of the Corporation. It is also intended that the Plan shall satisfy the requirements of Rule 16b-3 under the Exchange Act (hereinafter defined).

         Section 1.2       Definitions.

         (a) "Board of Directors" means the Board of Directors of the Corporation or of a Subsidiary, unless otherwise specified.

         (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (c) "Committee" shall have the meaning set forth in Section 2.1 hereof.

         (d) "Common Stock" means the common stock, par value $5.00 per share, of the Corporation to be issued pursuant to the Plan.

         (e)      "Corporation" means First Charter Corporation.

         (f)      "Director"  shall have the  meaning  set forth in Section  3.2 hereof.

         (g) "Disability" means the inability of an Optionee to engage in his or her profession by reason of any medically determinable physical or mental impairment which can be expected to result in death or which is to last or can be expected to last for a continuous period of not less than twelve months, as determined by the Committee in its sole discretion upon certification thereof by a qualified physician selected by the Committee after such physician examines the Optionee.

         (h)      "Effective Date" means February 19, 1997.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" means the closing sales price of a share of Common Stock if the Common Stock is listed on a national securities exchange or reported on the NASDAQ National Market; or the average of the closing bid and asked prices for a share of Common Stock in the over-the-counter market as reported by the NASDAQ National Market or the NASDAQ Stock Market if the Common Stock is not listed on a national securities exchange or the NASDAQ National Market or if there is no closing sales price reported on the NASDAQ National Market; or the fair value of a share of Common Stock determined in good faith by the Board of Directors if the Common Stock is not listed on a national securities exchange or reported on the NASDAQ
                  National Market or the NASDAQ Stock Market or the over-the-counter market.

         (k) "Grant Date" means the date of the Committee's authorization of such grant as indicated in the Optionee's Stock Option Agreement.

         (l) "Option" means the right granted by the Corporation to an Optionee to purchase shares of Common Stock pursuant to the Plan. All Options granted hereunder shall be nonstatutory options and will not qualify for special income tax treatment under Code Section 422.

         (m) "Optionee" means a Director to whom an Option is granted hereunder.

         (n) "Option Period" shall have the meaning set forth in Section 3.4(a) hereof.

         (o) "Option Price" shall have the meaning set forth in Section 3.3 hereof.

         (p) "Plan" means the First Charter Corporation Stock Option Plan for Non-Employee Directors.

         (q) "Stock Option Agreement" means a formal written agreement between the Corporation and an Optionee in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee shall from time to time approve setting forth the terms and conditions of the grant of an Option to purchase shares of Common Stock pursuant to the Plan.

         (r) "Subsidiary" means a subsidiary corporation of the Corporation as that term is defined in Section 424(f) of the Code. "Subsidiaries" means more than one Subsidiary.

         (s) The term "vest," or any derivation thereof, as used in this Plan, shall mean the time or times at which an Option or a portion thereof shall become exercisable. The use of the term "vest" or any derivation thereof shall not create on the part of any Optionee any absolute right to an Option or absolute right to exercise such Option, which right shall at all times be determined in the discretion of the Committee, subject to the express provisions of the Plan and the applicable Stock Option Agreement.

                           Article II - Administration

         Section 2.1 Appointment of Committee. The Board of Directors of the Corporation shall appoint a committee for the administration of the Plan, which generally shall be the Compensation Committee of the Board of Directors and shall consist of not less than three directors of the Corporation. The Committee shall at all times be composed solely of "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, in effect as of the date hereof or as hereafter amended, to the extent that the Board of Directors of the Corporation deems necessary or as may be required from time to time under
Section 16 of the Exchange Act. No member of the Committee or member of the Board of Directors of the Corporation shall be liable for any action or determination made in good faith with respect to the Plan or to any Option granted thereunder.

         Section 2.2 Authority of Committee. Subject to the other provisions of the Plan and with a view to effecting its purpose, the Committee shall have sole authority in its absolute discretion: (i) to construe and interpret the Plan;
(ii) to define the terms used herein; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the time or times when Options shall be granted; (v) to determine the Option Periods; (vi) to determine the number of shares to be subject to each Option; (vii) to determine the Directors to whom Options shall be granted; (viii) to determine whether any Options granted shall become vested over a period of time and, if so, when such Options shall become fully vested; (ix) to amend or modify the terms of any Options granted hereunder, but only with the consent of the Optionee; (x) to determine any other vesting, acceleration or termination provisions applicable to any such options in addition to those set forth in the Plan or a Stock Option Agreement; and (xi) to make any other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan. All decisions, determinations, and interpretations made by the Committee shall be binding and conclusive for all purposes upon all persons including, without limitation, the Corporation, its Subsidiaries, the Committee and each of the members thereof, the directors, officers and employees of the Corporation and of the Subsidiaries, the Optionees, and their respective successors in interest.

         Section 2.3 Committee Administration. The members of the Committee shall serve at the pleasure of the Board of Directors of the Corporation, which may fill vacancies, however caused, in the Committee, all in accordance with the Bylaws of the Corporation. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action of the Committee evidenced by a written instrument, signed by a majority of its members, shall be fully as effective as if it had been taken by a vote of a majority of its members at a meeting duly called and held. The Committee shall
(i) appoint a secretary,  who may be but need not be a member of the  Committee,
(ii) keep minutes of its meetings, and (iii) make such rules and regulations for the conduct of its business as it shall deem advisable, as set forth in or pursuant to the Bylaws of the Corporation.

         Section 2.4 Privileges of Stock Ownership. No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Corporation in respect of any shares of stock issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any Option under the Plan unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which such stock certificate is issued.

         Section 2.5 Reservation of Shares of Common Stock. The Corporation, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. In addition, the Corporation will from time to time, as is necessary to accomplish the purposes of this Plan, seek to obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Corporation to obtain from any regulatory agency having jurisdiction the authority deemed by the Corporation's counsel to be necessary for the lawful issuance and sale of any shares of its stock hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.

         Section 2.6 Tax Withholding. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of such Option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation. Any such exercise and the satisfaction of such withholding liabilities shall be approved by the Committee prior thereto.

                              Article III - Options

         Section 3.1 Stock Subject to Option. Subject to adjustment as provided in Section 3.9 hereof, shares to be issued upon the exercise of Options shall be authorized but unissued shares of Common Stock, and the aggregate number of shares of Common Stock which may be issued upon exercise of all Options under the Plan shall not exceed one hundred and fifty thousand (150,000). If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares remaining subject to such Option, but not purchased, shall again be available for grants of Options under the Plan.

         Section 3.2 Eligibility for and Grant of Options. In the discretion of the Committee, Options may be granted to any individual member of the Board of Directors who is not an officer or full-time employee of the Corporation or any Subsidiary (each, a "Director"). In determining those Directors to whom Options may be granted hereunder, the Committee may take into account the historical performance of the Corporation, as well as the anticipated future performance, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A Director who has been granted an Option or Options may be granted additional Options if the Committee shall so determine. Following a grant of an Option, the Corporation shall tender to each Optionee for signature a Stock Option Agreement, which Stock Option Agreement shall comply with and be subject to the terms and conditions contained herein.

         Section 3.3 Exercise Price. The exercise price per share of Common Stock covered by any Option (the "Option Price") shall be the Fair Market Value per share on the Grant Date.

         Section 3.4 Termination of Option. Except as otherwise provided in Sections 3.9 and 4.2 hereof, an Option shall terminate and no longer be exercisable and be of no force or effect upon the expiration of the term of years from the Grant Date (the "Option Period") as indicated in such Optionee's Stock Option Agreement. Notwithstanding the foregoing, however, if (i) such Optionee ceases to be a director during the Option Period for any reason other than death, disability or retirement as a director as a result of the Corporation's or a Subsidiary's mandatory retirement age policy, such Option shall terminate and no longer be exercisable immediately upon such termination as director, unless the Committee, in its sole and complete discretion, permits such Optionee to exercise all or any part of such Option by a date not later than the expiration of the stated Option Period; or (ii) if the Optionee ceases to be a director during the Option Period by reason of the Optionee's death or Disability, such option shall terminate and no longer be exercisable upon the expiration of one (1) year after such date of death or Disability, during which such one (1) year period the Option may be exercised (to the extent otherwise exercisable) by the Optionee (in the case of Disability) or the person to whom the Optionee's rights hereunder shall have passed by will or by the laws of descent and distribution.

         Section 3.5 Vesting. All Options granted hereunder that are not otherwise vested shall become fully vested upon the first to occur of (i) the last day of any vesting schedule provided in the respective Stock Option Agreement, (ii) the occurrence of any event described in Section 3.9(c) hereof,
(iii) the death or Disability of the Optionee, and (iv) the date the Optionee retires from the Board of Directors as a result of the Corporation's or a Subsidiary's mandatory retirement age policy. The exercise of any such Options shall be subject to the provisions of this Plan, the applicable Stock Option Agreement and the authorization of the Committee.

         Section 3.6 Exercise of Option. Options granted hereunder may only be exercised following shareholder approval of the Plan. At any time following shareholder approval of the Plan and before termination of the Option as provided in Section 3.4, the vested portion of an Option may be exercised by written notice to the Corporation at its offices at Post Office Box 228, Concord, North Carolina 28026-0228, Attention: Robert O. Bratton, or such other address to which the office may be relocated, which notice shall (i) be signed by the Optionee or by the Optionee's successors, as provided in Section 3.4,
(ii) state the number of shares with respect to which the Option is being exercised, and (iii) contain such other representations as the Committee may require. Payment in full of the Option Price of purchased shares shall be made at the time of the exercise of the Option (i) in cash or by check payable to the order of the Corporation, (ii) by delivery of shares of Common Stock of the Corporation already owned by, and in the possession of, the Optionee, (iii) if authorized by the Committee or if specified in the Stock Option Agreement representing the Option being exercised, by a promissory note made by the Optionee in favor of the Corporation, upon the terms and conditions determined by the Committee and secured by the shares issuable upon exercise, complying with applicable law (including, without limitation, state corporate and federal margin requirements), (iv) or any combination thereof. Furthermore, if authorized by the Committee at the time of exercise or if specified in the Stock Option Agreement representing the Option being exercised, an Optionee may exercise his or her option as to only a part of the Shares covered thereby, and then in an essentially simultaneous transaction use the shares so acquired in payment of the Option Price for additional Option shares. Shares of Common Stock previously held by the Optionee and surrendered in accordance with rules and regulations adopted by the Committee for the purpose of making full or partial payment of the Option Price shall be valued for such purpose at the Fair Market Value thereof on the date the Option is exercised. As soon as practicable after said notice and the Option Price have been received by the Corporation, the Corporation shall deliver to the Optionee a stock certificate registered in the Optionee's name representing the Option shares.

         Section 3.7 Partial Exercises of Options. Subject to any vesting schedule that may be provided in the applicable Stock Option Agreement, Options granted hereunder shall be exercisable in whole, or in part from time to time, during the Option Period. Any exercise of an Option for less than the total number of shares of Common Stock identified in the Stock Option Agreement shall be deemed to be an exercise in part and such Option may again be exercised for the remaining number of shares of Common Stock subject thereto in accordance with the terms of this Plan at such time or times determined by the Optionee, provided that at each such time such Option is still exercisable under the terms of the applicable Stock Option Agreement and the Plan.

         Section 3.8 Status as a Director. Nothing contained herein or in any Option granted hereunder or in any Stock Option Agreement issued hereunder shall confer upon any Optionee any right to be continued or re-elected as a director of the Corporation or a Subsidiary, as the case may be, which removal of or election of directors shall be governed in all cases by the respective Bylaws of the Corporation and its Subsidiaries and by applicable law.

         Section 3.9 Adjustments Upon Changes in Capitalization; Continuation of Exercise Rights.

         (a) The total amount of shares with respect to which Options may be granted hereunder and Option rights (both as to the number of shares subject to Option and the Option Price(s) thereof) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on the Common Stock, a subdivision or combination of shares of the Common Stock or from a reclassification of the Common Stock, and (in accordance with the provisions contained in the next following paragraph) in the event of a merger or consolidation.

         (b) After (i) the merger of one or more corporations into the Corporation or any Subsidiary, (ii) any merger of the Corporation or any Subsidiary into another corporation, (iii) any consolidation of the Corporation or any Subsidiary and one or more other corporations, or (iv) any other corporate reorganization of any form involving the Corporation or any Subsidiary as a party thereto, which such event involves any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Optionee at the time of such corporate reorganization shall be entitled to receive, at no additional cost, upon any exercise of his Option and in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or reorganization if at the time of such merger or reorganization such Optionee had been a holder of record of a number of shares of Common Stock equal to the number of shares with respect to which such Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

         (c) In the event of (i) the adoption of a plan of merger, consolidation, share exchange or similar transaction of the Corporation with any other corporation or association as a result of which the holders of the voting capital stock of the Corporation as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation, (ii) the approval by the Board of Directors of the Corporation of an agreement providing for the sale or transfer (other than as security for obligations of the Corporation) by the Corporation of the majority of the stock of a significant Subsidiary of the Corporation or substantially all of the assets of the Corporation or of a significant Subsidiary of the Corporation, (iii) the acquisition of more than 20% of the Corporation's voting capital stock by any person within the meaning of Section 13(d)(3) of the Exchange Act, other than a person, or group including a person, who beneficially owned, as of the Effective Date hereof, more than five percent of the Corporation's securities, in the absence of a prior expression of approval by the Board of Directors of the Corporation, (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by the vote of at least two-thirds of the directors of the Corporation then still in office who were directors at the beginning of the period; or (v) any other change in control of the Corporation of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act or the acquisition of control, within the meaning of Section 2(a)(2) of the Bank Holding Company Act of 1956, as amended, or Section 602 of the Change in Bank Control Act of 1978, of the Corporation by any person, company or other entity, then any Option granted hereunder shall immediately become exercisable in full, subject to any appropriate adjustments in the number of shares subject to such Option and the Option Price(s) thereof, and shall remain exercisable for the remainder of the respective Option Period, subject to all of the terms hereof and the Stock Option Agreement with respect thereto not inconsistent with this paragraph.

         (d) Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation each Option granted hereunder shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to such dissolution or liquidation (and as provided above regarding certain mergers and consolidations), each Option granted hereunder shall remain exercisable in full, subject to all of the terms hereof and of the Stock Option Agreement with respect thereto not inconsistent with this paragraph.

         (e) The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation or any of its Subsidiaries to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         Section 3.10 Non-Transferability of Options. No Option granted hereunder shall be transferable by the Optionee other than by will, or, if Optionee dies intestate, by the laws of descent and distribution of the state of Optionee's domicile at the time of death or except pursuant to a qualified domestic relations order. Except as provided in Section 3.4 hereof, all Options granted hereunder shall be exercisable only by the Optionee during the Optionee's lifetime.

                      Article IV - Miscellaneous Provisions

         Section 4.1 Amendment and Termination. This Plan may be amended or terminated by the Board of Directors of the Corporation without shareholder approval as deemed in the best interests of the Corporation; provided, however, that the Board of Directors of the Corporation shall submit any amendments to the shareholders for approval to the extent necessary to maintain compliance with the requirements of Rule 16b-3 of the Exchange Act, as it may be amended from time to time, or the NASDAQ National Market or the NASDAQ Stock Market or any other national securities exchange on which the Common Stock may be listed. Unless earlier terminated, the Plan shall terminate on the date as of which there are no longer any Options available to be granted under the Plan; provided, however, that subject to the provisions set forth above, prior to such date the Board of Directors can amend the Plan to provide for more shares to be subject to options hereunder.

         Section 4.2 Shareholder Approval. This Plan is subject to approval of the shareholders of the Corporation within twelve (12) months from the Effective Date. Notwithstanding any other provision hereof, Options may be granted hereunder prior to obtaining shareholder approval, but no Option granted hereunder may be exercised prior to the approval hereof by the shareholders of the Corporation. In the event the shareholders of the Corporation do not approve this Plan within twelve (12) months from the Effective Date, all Options granted hereunder shall be void.

         Section 4.3 Gender and Number. Words used herein in the masculine gender shall be read in the feminine or neuter wherever the context so requires, and the plural shall include the singular.

              ATTEST: FIRST CHARTER CORPORATION

/s/ James W. Townsend, Jr.                 By: /s/ Lawrence M. Kimbrough
Secretary                                  President and Chief Executive
                                           Officer


CORPORATE SEAL


Date: February 19, 1997

                                                                       EXHIBIT B


                            FIRST CHARTER CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.  Purposes:

         This First Charter Corporation 1998 Employee Stock Purchase Plan (hereinafter called the "Plan") is intended to be an employment incentive and to encourage stock ownership by all eligible employees, including officers, of First Charter Corporation (hereinafter called the "Corporation") and its subsidiary corporations (the "Subsidiaries"), as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as now in force or hereafter amended (the "Code"), in order to increase their proprietary interest in the Corporation's success and to encourage them to remain in the employ of the Corporation or a Subsidiary. It is further intended that options issued pursuant to this Plan (hereinafter called "Options") shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code and that transactions under the Plan shall satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ARTICLE II.  Administration:

         The Plan shall be administered by the Compensation Committee of the Board of Directors of the Corporation (the "Committee"), which shall consist of not less than three directors. The Committee shall at all times be composed solely of "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act, in effect as of the date hereof or as hereafter amended, to the extent that the Board of Directors deems necessary or as may be required from time to time under Section 16 of the Exchange Act. Subject to the provisions of the Plan, the Committee may, from time to time, prescribe rules and regulations for the administration of the Plan and may decide questions which may arise with respect to the interpretation or application of said Plan. No member of the Board of Directors who is not otherwise employed by the Corporation or a Subsidiary shall be eligible to receive an Option.

ARTICLE III.  Eligibility:

         Each employee of the Corporation and of its Subsidiaries (including officers) shall be granted as of a date to be determined by the Board of Directors (the "Option Date"), but in no instance more than twelve (12) months after the shareholders of the Corporation have approved the Plan (which shareholder approval shall be considered to be the Plan's adoption within the meaning of Section 423 of the Code), an Option under this Plan to purchase the Corporation's authorized but unissued $5.00 par value Common Stock (herein sometimes called "Common Stock"), except that there shall be excluded: (i) employees whose customary employment is under twenty (20) hours per week; (ii) employees whose customary employment is for not more than five (5) months in any calendar year; and (iii) any employee who, if having received an Option hereunder, would own, immediately after the Option was granted, stock possessing five percent (5%) or more of the total combined voting power or value of any classes of stock of the Corporation, or of any of its Subsidiaries. For purposes of determining stock ownership of an employee under (iii) hereof, the rules of
Section 424(d) of the Code and Section 1.423-2(d) of the Treasury Regulations thereunder shall apply, and Common Stock which the employee may purchase under any outstanding options shall be treated as owned by the employee.

ARTICLE IV.  Stock:

         The stock subject to the Options to be issued hereunder shall be the Corporation's Common Stock. Subject to the provisions of subsection (i) of
Article V hereof, the maximum number of such shares to be issued upon the exercise of the Options granted hereunder shall be an aggregate of 150,000 shares.

         An eligible employee (hereinafter called "Optionee") shall receive an option to purchase up to the largest whole number of shares obtained by dividing Optionee's Annual Compensation (as hereinafter defined) by One Hundred Dollars ($100.00). The term "Annual Compensation" as used herein is defined as regular fixed basic annual compensation at the rate in effect on the Option Date, and does not include any bonus, overtime payment, sales commission, contribution to an employee benefit plan or other similar payment or contribution.

         Except as expressly provided otherwise in Article V hereof, payment for Common Stock purchased under the Option shall be made only by payroll deductions over the designated Purchase Period (as hereinafter defined).

         Notwithstanding the foregoing provisions of this Plan, no Option shall permit an Optionee to purchase in any single calendar year a number of shares which, together with all other shares of the Corporation and any Subsidiaries which such Optionee may be entitled to purchase in such year pursuant to options issued under any employee stock purchase plan, has an aggregate fair market value (determined in each case as of the date such options are granted) in excess of $25,000. This limitation applies only to options granted under "employee stock purchase plans" as defined by Section 423 of the Code and does not limit the amount of stock which an Optionee may purchase under any other stock option or bonus plans then in effect.

ARTICLE V.  Terms and Conditions of Options:

         Options granted hereunder shall be evidenced by a Notice of the Grant of an Option to each Optionee, which notice shall: (i) be in such form as the Board of Directors shall determine; (ii) incorporate, by reference, the terms and provisions of this Plan; and (iii) be issued to each Optionee on or about the Option Date.

         Subject always to the requirement that, except as otherwise specified in Article IV hereof, all Optionees shall have the same rights and privileges, such Options shall be subject to the following terms and conditions:

         (a) Option Price: The price of shares purchased under any Option issued hereunder (the "Option Price") shall be an amount equal to ninety (90%) percent of the fair market value of the Common Stock on the Option Date but not less than the par value of such stock. For so long as shares of the Common Stock of the Corporation are listed on a national securities exchange or reported on the NASDAQ National Market, "fair market value" as of a given date shall mean, for purposes of this Plan, the mean between the high and low sales prices of the Common Stock on that date, said mean to be based on the sale of a minimum of 100 shares of said stock; or if less than 100 shares of said stock are sold on such date or if no sales prices are quoted, "fair market value" shall mean the average of the closing bid and asked prices for such stock in the over-the-counter market as reported by the NASDAQ National Market or the NASDAQ Stock Market. If the Common Stock is not listed on a national securities exchange or reported on the NASDAQ National Market or quoted in the over-the-counter market, "fair market value" shall be the fair value thereof determined in good faith by the Board of Directors. In making such determination, the Board of Directors shall consider the financial condition of the Corporation and its recent operating results, values of publicly-traded securities of other financial institutions giving effect to the relative book values and earnings of such institutions and the lack of liquidity of the Corporation's shares, and such other factors as the Board in its discretion deems relevant.

         (b) Term of Options: The term of each Option shall extend for a period of twenty-four (24) months commencing with the Option Date with respect to such Option, said term being hereinafter called the "Purchase Period."

         (c) Purchase Account: Each Optionee shall notify the Corporation, on such forms as shall be provided by the Corporation, within seven (7) days following actual receipt by the Optionee of such forms, of the number of shares which the Optionee wishes to have the right to purchase as of the last day of the Purchase Period (hereinafter referred to as the "Purchase Date"), which election may be for either all or any part of the shares subject to the Option (such shares, so elected, shall be hereinafter called the "Elected Shares").

         Although, as more fully provided hereinafter, on the Purchase Date an Optionee may decline to purchase all or any part of the Optionee's Elected Shares, such Optionee, in the event the Optionee's Elected Shares are less than all of the shares subject to the Option, may not purchase more than the Optionee's Elected Shares on the Purchase Date.

         Except as provided in subsection (h) of this Article V, each Optionee shall authorize the Corporation and its Subsidiaries to withhold from the Optionee's after tax compensation, beginning as soon as practicable following the making of the election described above as to Elected Shares and continuing throughout the duration of the Purchase Period, amounts sufficient to accumulate over such period (with allowances for interest as provided for herein) the aggregate Purchase Price of the Optionee's Elected Shares. Such withheld amounts may be used by the Corporation for general corporate purposes, but the Corporation shall maintain a record of each Optionee's funds as a "Purchase Account." Such funds so accumulated within said Purchase Account may be withdrawn, paid or applied toward the Purchase Price of Elected Shares only pursuant to the provisions contained in this Plan.

         (d)  Interest  Payable on the Purchase  Account:  Except as provided in
Article XI hereof, the Corporation shall credit to Purchase Accounts simple interest based on the First Charter National Bank Prime Rate in effect from time to time, computed on a 365-day basis, on the amount deducted from the Optionee's salary payments and contributed to the Purchase Account annually. Such interest shall be credited annually on a date determined by the Committee. The Optionee is responsible for all income taxes associated with the interest credited to the Optionee's Purchase Account.

         (e) Dates on Which Option Shall be Exercised: Except as provided in subsections (h) and (i) of this Article V, each Option which is exercised shall be exercised as of the Purchase Date.

         (f) Manner of Exercising Option: Except as provided in subsections (h) and (i) of this Article V, each Optionee shall, on such forms as shall be provided by the Corporation, at least five (5) business days prior to the Purchase Date, notify the Corporation of the Optionee's election either to: (i) exercise the Option to purchase all or any part of the Elected Shares or, in lieu thereof, (ii) decline to so exercise the Option, which election, in either event, shall be effective as of said Purchase Date.

         In the event the Optionee so exercises the Option, the Optionee shall tender to the Corporation all funds then on deposit in the Optionee's Purchase Account, including interest, along with such other amounts as may be necessary to purchase all or any part of the Optionee's Elected Shares. Any excess of funds over the required purchase price shall be paid to the Optionee and the Purchase Account closed.

         In the event the Optionee declines to so exercise the Option, all funds, including interest, then in the Optionee's Purchase Account, shall be paid to said Optionee and the Purchase Account closed.

         Should the Optionee fail to deliver the notification form referred to in this subsection (f), such failure shall be deemed an election by said Optionee to decline to exercise the Option.

         (g) Termination of Option: An Optionee may at any time on or before the Purchase Date terminate the Option in its entirety by written notice of such termination delivered in the manner set forth in Article X hereof. Such termination shall become effective upon receipt of such notice by the Corporation. Upon such termination, all funds, including interest credited, then in the Optionee's Purchase Account shall be paid to the Optionee and the Optionee's Purchase Account closed, and all rights and privileges of the Optionee granted pursuant to this Plan and the Option granted hereunder shall be terminated. Any interest accrued but not credited to the Purchase Account will be forfeited.

         (h) Termination of Employment: In the event that an Optionee's employment by the Corporation or a Subsidiary is terminated other than by retirement with the consent of the Corporation, medical disability (determined in accordance with the Corporation's long term disability plan then in effect) or by death, all rights and privileges of Optionee granted pursuant to the Plan and of the Option granted hereunder shall terminate, and all funds, including interest, then on deposit on the Optionee's Purchase Account shall be paid to the Optionee and the

Optionee's Purchase Account closed. If any termination of employment is due to retirement with the consent of the Corporation, the Optionee shall have the right within thirty (30) days thereafter, but not later than five
(5) business days prior to the Purchase Date, to exercise the Option to purchase all or any part of the Optionee's Elected Shares. If the Optionee shall become medically disabled or die while in the employment of the Corporation or any Subsidiary of the Corporation during the term of the Option, the Optionee's estate, personal representative or beneficiary shall have the right, at any time, within twelve (12) months from the date of the Optionee's medical disability or death, but not later than five (5) business days prior to the Purchase Date, to exercise the employee's Option to purchase all or any part of the Elected Shares. Options exercised pursuant to the terms of this subsection (h) of this Article V may be exercised (during the specified times) as to all or any part of the Elected Shares by written notice delivered in the manner set forth in Article X hereof and tendering with such notice payment of any or all funds, including amounts credited to said Optionee's Purchase Account and such other amounts as may be necessary to aggregate the required purchase price, and shall be deemed exercised as of the date such notice is delivered, except if such notice is delivered less than ten (10) business days prior to the Purchase Date, they shall be deemed exercised as of the Purchase Date. Failure to deliver such notice and payment within the time provided shall be deemed an election not to exercise the Option, upon which the Option shall terminate, and all funds, including interest then in the Optionee's Purchase Account, shall be paid to the Optionee or his estate and the Purchase Account closed.

         Retirement of an Optionee at the Optionee's Normal Retirement Date in accordance with the provisions of any Retirement Plan adopted by the Corporation or by any Subsidiary shall be deemed to be a retirement with the consent of the Corporation. Whether any other terminations of employment (either at an Optional Retirement Date in accordance with the provision of any such Retirement Plan or otherwise) are to be considered retirements with the consent of the Corporation and whether authorized leaves of absence or absences on military or government service or for other reasons shall constitute a termination of employment for the purposes of the Plan, shall be determined by the Committee, the determination of which shall be final and conclusive. Employment by the Corporation or any Subsidiary shall be deemed to be continuous and not to terminate during any uninterrupted period in which any employee in the employment of the Corporation or any Subsidiary, but only if and so long, in the case of employment by a Subsidiary, as employment by such Subsidiary will, under the applicable provisions of the Code as then in effect, result in the same tax treatment as would be accorded if such Optionee were an employee of the Corporation.

         (i) Adjustment of Options; Exercisability Upon Certain Events: In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or any other change in the structure of shares of Common Stock of the Corporation, the total amount of shares on which Options may be granted under the Plan and options rights (both as to the number of shares and the option price) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

         After (i) the merger of one or more corporations into the Corporation or any Subsidiary, (ii) any merger of the Corporation or any Subsidiary into another corporation, (iii) any consolidation of the Corporation or any
Subsidiary and one or more other corporations, or (iv) any other corporate reorganization of any form involving the Corporation or any Subsidiary as a party thereto, which such event involves any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Optionee at the time of such corporate reorganization shall be entitled to receive, at no additional cost, upon any exercise of his Option and in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or reorganization if at the time of such merger or reorganization such Optionee had been a holder of record of a number of shares of Common Stock equal to the number of shares with respect to which such Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Option.

         In the event of (i) the adoption of a plan of merger, consolidation, share exchange or similar transaction of the Corporation with any other corporation or association as a result of which the holders of the voting capital stock of the Corporation as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of the Corporation of an agreement providing for the sale or transfer (other than as security for obligations of the Corporation) by the Corporation of a majority of the stock of a significant Subsidiary of the Corporation or substantially all of the assets of the Corporation or of a significant Subsidiary of the Corporation; (iii) the acquisition of more than 20% of the Corporation's voting capital stock by any person within the meaning of Section 13(d)(3) of the Exchange Act, other than a person, or group including a person, who beneficially owned, as of the Option Date, more than 5% of the Corporation's securities, in the absence of a prior expression of approval of the Board of Directors of the Corporation; (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (v) any other change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act or the acquisition of control, within the meaning of Section 2(a)(2) of the Bank Holding Company Act of 1956, as amended, or Section 602 of the Change in Bank Control Act of 1978, of the Corporation by any person, company or other entity, then any Option granted hereunder shall become immediately exercisable as to the Optionee's Elected Shares, subject to any appropriate adjustments in the number of shares subject to the Option and the purchase price thereof, and shall remain exercisable through the Purchase Date, subject to all of the terms hereof not inconsistent with this subsection (i).

         Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation each Option granted under the Plan shall terminate, but the

Optionee shall have the right, following the adoption of a plan of dissolution or liquidation and in any event prior to such dissolution or liquidation to exercise his Option to purchase his Elected Shares, subject to all of the other terms hereof not inconsistent with this subsection (i).

         The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation or any of its Subsidiaries to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all of any part of the business or assets.

         (j) Assignability: No Option granted hereunder shall be assignable or transferable except by will or by the laws of decent and distribution and shall be exercisable, during the lifetime of Optionee, only by said Optionee.

         (k) Rights as a Shareholder: No Optionee shall have any rights as a shareholder with respect to shares purchased pursuant to the Options to be granted hereunder until full payment has been made for such shares and a stock certificate for such shares has been actually issued to said Optionee. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (1) Registration: Each Option under the Plan shall be granted on the condition that a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock subject to such Option has become effective and a copy of the Prospectus has been delivered to the Optionee.

ARTICLE VI.  Term of Plan:

         The term of said Plan shall be for a period commencing on the Option Date, and ending on the Purchase Date.

ARTICLE VII.  Amendments:

         The Committee may, from time to time, alter, amend, suspend or discontinue the Plan at any time without notice, provided that no Optionee's existing rights are adversely affected thereby; provided further, upon any such amendment or modification, all Optionees shall continue to have the same rights and privileges as other Optionees (except as otherwise provided in Article IV hereof); and provided further, that no such amendment of the Plan shall, except as provided in subsection (i) of Article V hereof: (a) increase above one hundred fifty thousand (150,000) the total number of shares which may be offered; (b) change the formula by which the price for which the Common Stock shall be sold is determined; or (c) increase the maximum number of shares which any Optionee may purchase. The Board of Directors shall submit any amendments to the shareholders of the Corporation for approval to the extent necessary to maintain compliance with the requirements of Rule 16b-3 of the Exchange Act.

ARTICLE VIII.  Application of Funds:

         The proceeds received by the Corporation from the sale of its Common Stock pursuant to Options granted under this Plan, except as otherwise provided herein, will be used for general corporate purposes.

ARTICLE IX.  No Obligation to Purchase Shares:

         The granting of an Option pursuant to this Plan shall impose no obligation upon the Optionee to purchase any shares covered by such Option.

ARTICLES X.  Notices:

         Any notice which the Corporation or Optionee may be required or permitted to give to each other shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. Mail, first class postage prepaid, addressed as follows: Chief Financial Officer, First Charter Corporation, Post Office Box 228, Concord, North Carolina 28026-0228, or at such other address as the Corporation, by notice to the Optionee, may designate in writing from time to time; and to the Optionee, at the address shown on the records of the Corporation, or at such other address as the Optionee, by notice to the Corporation, may designate in writing from time to time.

ARTICLE XI.  Closing of Purchase Account:

         In the event that under any provision hereof an Optionee's Purchase Account is to be closed and any balance not applied to the purchase of all or any part of such Optionee's Elected Shares is to be paid to Optionee, such payment shall be made within thirty (30) days following the date that the right to such payment accrues and shall include interest payable up to such date, after which no additional interest shall accrue.

ARTICLE XII.  The Right of the Corporation to Terminate Employment:

         Nothing contained in the Plan or in any Option granted pursuant to the Plan shall confer upon any Optionee any right to be continued in the employment of the Corporation or any of its Subsidiaries, or shall interfere in any way with the right of the Corporation or any of its Subsidiaries, as the case may be, to terminate his or her employment at any time for any reason.

ARTICLE XIII.  Effectiveness of the Plan:

         The Plan shall become effective only if:

         (a) The Plan shall have been adopted by the Board of Directors of the Corporation; and

         (b) The Plan shall have been approved by the affirmative vote of at least a majority of the votes cast with respect to approval of the Plan at the shareholders' meeting at which the Plan is considered.


         ATTEST: FIRST CHARTER CORPORATION


/s/ James W. Townsend, Jr.                    By: /s/ Lawrence M. Kimbrough
Secretary                                     President and Chief Executive
                                              Officer


CORPORATE SEAL


Date: February 19, 1997

******************************************************************************
                                    APPENDIX

         PROXY         THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS OF
                            FIRST CHARTER CORPORATION

                 Annual Meeting of Shareholders, April 29, 1997

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Shareholder of First Charter Corporation, a North Carolina corporation (the "Corporation"), hereby constitutes and appoints Jerry E. McGee, James B. Widenhouse and Robert
F. Lowrance, and each or any of them, severally as attorneys and proxies for the undersigned, with full power of substitution, for and on behalf of the undersigned to act and vote as indicated below, according to the number of shares of the Corporation's Common Stock held of record by the undersigned on April 29, 1997, and as fully as the undersigned would be entitled to act and vote if personally present at the Annual Meeting of Shareholders to be held at the Cabarrus Country Club, Weddington Road NW, Concord, North Carolina at 3:00 p.m., April 29, 1997, and any adjournment or adjournments thereof (the "Annual Meeting"), as follows:

(1) ELECTION OF DIRECTORS

         FOR electing the five nominees for terms expiring in 2000 and one nominee for a term expiring in 1998 listed below

         WITHHOLD AUTHORITY to vote for election of all nominees listed below.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

               Terms Expiring 2000                       Term Expiring 1998
               -------------------                       ------------------
     Jane B. Brown            James B. Fincher            Branson C. Jones
     Michael R. Coltrane      Hugh H. Morrison
     J. Roy Davis, Jr.

(2) APPROVAL OF THE ADOPTION OF THE FIRST CHARTER CORPORATION STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

          (  )FOR                    (  )AGAINST                (  )ABSTAIN

(3) APPROVAL OF THE ADOPTION OF THE FIRST CHARTER CORPORATION 1998 EMPLOYEE STOCK PURCHASE PLAN

          (  )FOR                    (  )AGAINST                (  )ABSTAIN

(4) RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1997

          (  )FOR                    (  )AGAINST                (  )ABSTAIN

(5) In their discretion, the proxies are authorized to act and vote upon any other business which may properly be brought before said meeting or any adjournment or adjournments thereof.

The undersigned hereby ratifies and confirms all that said attorneys and proxies or any of them lawfully do or cause to be done by virtue hereof. A majority of said attorneys and proxies who shall be present and acting as such at the Annual Meeting of Shareholders or any adjournment thereof, or if only one such attorney and proxy be present and acting, then that one, shall have and may exercise all powers hereby conferred.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 , 3 AND 4.



                                      The   undersigned   hereby    acknowledges
                                      receipt of the Notice of Annual Meeting of Shareholders, dated March 5, 1997, the Proxy Statement and the 1996 Annual Report to Shareholders furnished therewith.


                                      Dated this ____ day of ____________, 1997.


                                      ____________________________________(SEAL)


                                      ____________________________________(SEAL)


                                      NOTE:  Signature should agree with name on
                                      stock certificate as printed thereon. When
                                      shares  are  held by joint  tenants,  both
                                      should  sign.  Executors,  administrators,
                                      trustees   and  other   fiduciaries,   and
                                      persons signing on behalf of corporations or partnerships, should so indicate when signing.

                                      PLEASE  MARK,  DATE,  SIGN AND RETURN THIS
                                      PROXY PROMPTLY. THANK YOU.